EXHIBIT 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, James A. Chiddix, certify that:
      1. I have reviewed this annual report on Form 10-K/A (Amendment No. 1) of OpenTV Corp. for the period ended December 31, 2004; and
      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

/s/ James A. Chiddix

James A. Chiddix
Chief Executive Officer
Date: October 18, 2005